Exhibit 99.1

NEWS RELEASE
COMPUWARE CORPORATION

Corporate Headquarters
One Campus Martius • Detroit, Michigan 48226
(313) 227-7300

For Immediate Release

October 21, 2010

Compuware Earns 12 Cents Per Share in Q2 as Growth Businesses Continue to Soar

•	Non-mainframe solutions revenue up 53 percent year-over-year in Q2

•	Q2 total revenue increases 3.6 percent year-over-year

•	Total products revenue increases nearly five percent year-over-year to $167.6M in Q2

•	Total APM (Vantage and Gomez) revenues reach $51.4M in Q2, up nearly 26 percent, on a pro forma basis, year-over-year

•	Covisint revenues reach $12.2M, up 27 percent from Q2 last year

•	Professional Services segment contribution margin reaches 12.5 percent

DETROIT--October 21, 2010--Compuware Corporation (NASDAQ: CPWR), the technology performance company, today announced financial results for its second quarter ended September 30, 2010.

“Compuware has shaped its business to deliver steady, long-term growth in revenue and earnings,” said Compuware President and Chief Operating Officer Bob Paul. “This quarter’s results show clearly that we’re delivering on that goal. Total revenues are up compared to Q2 last year, with strength in our growth businesses overcoming a difficult compare in mainframe revenues.”

Compuware reports second quarter revenues of $225.9 million, up 3.6 percent from $217.9 million in Q2 last year. Second quarter earnings per share were 12 cents, based upon 224.4 million shares outstanding. Second quarter net income was $26 million.

“Compuware’s best-in-class offerings in the rapidly growing, multi-billion dollar application performance management and secure collaboration markets are increasingly contributing to our overall growth and profitability,” continued Paul. “With Vantage license fees up 48 percent and Gomez subscription fees—on a pro forma basis—up nearly 30 percent year-over-year, we’re establishing ourselves not only as the leader, but the world standard in APM.

“Supporting these growth engines, our mainframe business continues to sustain its strong renewal rate of more than 90 percent, and our Professional Services business is now showing year-over-year revenue and margin growth,” continued Paul. “Moving forward, I expect Compuware’s focused, balanced solution portfolio to continue producing market-leading value for our customers, shareholders and employees.”

During the company’s second quarter, software license fees were $45.6 million. Maintenance and subscription fees were $122 million in the second quarter, up 11.2 percent from $109.7 million in the second quarter last year. Revenue from Professional Services in the second quarter was $58.3 million, compared to $58.1 million in the same quarter last year.

-MORE-

Compuware Earns 12 Cents Per Share in Q2 as Growth Businesses Continue to Soar
October 21, 2010

Second Quarter Fiscal Year 2011 Highlights

During the second quarter, Compuware:

•	Acquired DocSite, an award-winning clinical decision support and quality performance management company, adding quality care and performance management capabilities to Covisint.

•	Announced that Compuware Gomez was named the #1 provider of web performance monitoring solutions to the largest online retailers in the U.S. for the fourth consecutive year by Internet Retailer.

•	Achieved VMware Ready™ status for Compuware Vantage.

•	Released research revealing that large European organizations lose €608,000 every year due to performance-related problems with cloud-based applications.

•	Announced that several Michigan health plans have coalesced under one entity—Michigan Association of Health Plans—leveraging Covisint ExchangeLink™.

•	Introduced the Compuware Workbench, a new modernized open development environment for managing mainframe application development.

•
Was recognized by Enterprise Management Associates as a “Value Leader” and was also recognized as the industry’s best Business Service Management (BSM) solution in the "EMA BSM Service Impact Radar Report."

•	Partnered with AppLabs, the world’s largest software testing and quality management company, to deliver enhanced performance testing capabilities to customers.

•	Unveiled a strategic partnership with Tatanet to provide end-to-end application performance management services to Tatanet's customers in India.

•	Announced a competitive switch program called "More" that provides an attractive and secure upgrade path to Changepoint PSA for QuickArrow customers.

•	Announced that Steria, one of Europe's leading IT service companies, has chosen Compuware Changepoint to provide a core management system for project and service portfolios worldwide.

•
Announced that RightNow Technologies (Nasdaq:RNOW) chose Compuware's project portfolio management solution, Changepoint, to help RightNow's professional services division deliver valuable information to enhance client support and automate key processes.

•	Released information that Covisint became a member of Energistics, the upstream industry open standards oil and gas consortium.

•	Announced that the Gomez global performance network expanded by 50 percent, exceeding 150,000 global Last Mile locations and 150 commercial-grade Internet backbone nodes.

•	Launched through Gomez numerous new industry benchmarks that provide companies with an unbiased view of the state of web and mobile site performance.

Compuware Earns 12 Cents Per Share in Q2 as Growth Businesses Continue to Soar
October 21, 2010

•
Introduced with Gomez a free Cross-Device Website Compatibility test that allows organizations to see if their web or mobile site displays correctly across mobile smart devices including the iPhone, iPad, BlackBerry and Nexus One.

•	Announced that, for the 10th consecutive year, it earned the “101 Best and Brightest Companies to Work For” award presented by The Michigan Business & Professional Association.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the financial information included with this press release uses non-GAAP measures for revenue. The non-GAAP revenue disclosures provide information on total products commitments and pro forma revenue for Gomez subscription fees as if their results were included in the comparable prior year period. Compuware management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Compuware’s ongoing core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in operating and evaluating its business and as such has determined that it is important to provide this information to investors. A reconciliation of non-GAAP to GAAP information is contained in the financial statements following this press release.

Compuware Corporation

Compuware Corporation, the technology performance company, provides software, experts and best practices to ensure technology works well and delivers value. Compuware solutions make the world’s most important technologies perform at their best for leading organizations worldwide, including 46 of the top 50 Fortune 500 companies and 12 of the top 20 most visited U.S. web sites. Learn more at: http://www.compuware.com.

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Conference Call Information

Compuware will host a conference call to discuss these results at 5 p.m. Eastern time (21:00 GMT) today. To join the conference call, interested parties in the United States should call 800-230-1074. For international access, the conference call number is +1-612-234-9959. No password is required.

A conference call replay will also be available. The United States replay number will be 800-475-6701, and the international replay number will be +1-320-365-3844. The replay passcode will be 170179. Additionally, investors can listen to the conference call via webcast by visiting the Compuware Corporation Investor Relations web site at http://www.compuware.com.

Press Contact

Lisa Elkin, Vice President, Marketing and Communications, lisa.elkin@compuware.com, 313-227-7345

For Sales and Marketing Information

Compuware Corporation, One Campus Martius, Detroit, MI 48226, 800-521-9353, http://www.compuware.com

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(In Thousands)

	AS OF SEPTEMBER 30,
ASSETS
	2010	2009
CURRENT ASSETS:
Cash and cash equivalents	$77,268	$332,975
Accounts receivable, net	433,373	407,645
Deferred tax asset, net	51,535	40,408
Income taxes refundable	4,252	3,357
Prepaid expenses and other current assets	28,979	24,855
Total current assets	595,407	809,240

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
DEPRECIATION AND AMORTIZATION	335,614	345,158

CAPITALIZED SOFTWARE AND OTHER
INTANGIBLE ASSETS, NET	86,164	42,146

ACCOUNTS RECEIVABLE	201,759	229,078
DEFERRED TAX ASSET, NET	35,350	34,275
GOODWILL	607,616	341,502
OTHER ASSETS	30,648	25,626

TOTAL ASSETS	$1,892,558	$1,827,025

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable	$15,789	$23,142
Accrued expenses	85,112	84,106
Income taxes payable	20,768	32,227
Deferred revenue	429,328	396,351
Total current liabilities	550,997	535,826

DEFERRED REVENUE	344,334	345,534

ACCRUED EXPENSES	33,897	30,222

DEFERRED TAX LIABILITY, NET	54,029	29,845
Total liabilities	983,257	941,427

SHAREHOLDERS' EQUITY:
Common stock	2,183	2,306
Additional paid-in capital	599,468	611,469
Retained earnings	305,585	273,799
Accumulated other comprehensive income (loss)	2,065	(1,976)
Total shareholders' equity	909,301	885,598

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,892,558	$1,827,025

COMPUWARE CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In Thousands, Except Per Share Data)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,

	2010	2009	2010	2009
REVENUES:
Software license fees	$45,613	$50,110	$78,943	$90,656
Maintenance and subscription fees	122,007	109,734	238,766	220,861
Professional services fees	58,249	58,085	114,645	120,800
Total revenues	225,869	217,929	432,354	432,317

OPERATING EXPENSES:
Cost of software license fees	3,267	3,874	6,683	7,823
Cost of maintenance and subscription fees	13,265	8,368	26,552	17,324
Cost of professional services	51,296	51,770	102,009	110,671
Technology development and support	21,893	21,633	43,434	43,115
Sales and marketing	56,507	50,756	114,211	103,904
Administrative and general	38,780	38,767	76,217	78,897
Restructuring costs		1,328		3,818
Gain on divestiture of product lines				(52,351)
Total operating expenses	185,008	176,496	369,106	313,201

INCOME FROM OPERATIONS	40,861	41,433	63,248	119,116

OTHER INCOME (EXPENSES)
Interest income	907	1,259	1,816	2,828
Other	(45)	74	(89)	(75)

OTHER INCOME, NET	862	1,333	1,727	2,753

INCOME BEFORE INCOME TAXES	41,723	42,766	64,975	121,869

INCOME TAX PROVISION	15,731	14,780	26,338	42,836

NET INCOME	$25,992	$27,986	$38,637	$79,033

DILUTED EPS COMPUTATION
Numerator: Net income	$25,992	$27,986	$38,637	$79,033
Denominator:
Weighted-average common shares outstanding	221,280	234,290	222,900	237,519
Dilutive effect of stock options	3,114	1,825	3,071	1,784
Total shares	224,394	236,115	225,971	239,303
Diluted EPS	$0.12	$0.12	$0.17	$0.33

COMPUWARE CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In Thousands)

	SIX MONTHS ENDED
	SEPTEMBER 30,
	2010	2009
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
Net income	$38,637	$79,033
Adjustments to reconcile net income to cash provided by operations:
Gain on divestiture of product lines		(52,351)
Depreciation and amortization	24,505	20,884
Stock award compensation	9,195	9,478
Deferred income taxes	(627)	3,536
Other	416	892
Net change in assets and liabilities, net of effects from acquisition, divestiture and currency fluctuations:
Accounts receivable	49,767	91,059
Prepaid expenses and other current assets	16,822	17,004
Other assets	745	(2,616)
Accounts payable and accrued expenses	(28,040)	(15,794)
Deferred revenue	(104,230)	(87,772)
Income taxes	6,171	6,646
Net cash provided by operating activities	13,361	69,999

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Purchase of:
Business, net of cash acquired	(15,715)
Property and equipment	(7,528)	(3,674)
Capitalized software	(9,826)	(5,780)
Net proceeds from divestiture of product lines		64,992
Net cash provided by (used in) investing activities	(33,069)	55,538

CASH FLOWS USED IN FINANCING ACTIVITIES:
Net proceeds from exercise of stock options including excess tax benefits	3,241	1,702
Employee contribution to common stock purchase plans	1,232	1,075
Repurchase of common stock	(59,015)	(85,806)
Net cash used in financing activities	(54,542)	(83,029)

EFFECT OF EXCHANGE RATE CHANGES ON CASH	1,621	12,355

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(72,629)	54,863

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD	149,897	278,112

CASH AND CASH EQUIVALENTS AT END OF PERIOD	$77,268	$332,975

COMPUWARE CORPORATION AND SUBSIDIARIES
OPERATIONAL HIGHLIGHTS
(Dollar Amounts In Thousands)

	QUARTER ENDED SEP 30,		YR - YR	QUARTER ENDED JUN 30,	QTR - QTR
	2010	2009	% Chg	2010	% Chg
Products:
Software License Fees:
Distributed License Fees:
Vantage	$18,231	$12,308	48.1%	$14,232	28.1%
Changepoint	2,248	1,647	36.5%	2,352	(4.4%)
Uniface	2,374	1,771	34.0%	2,038	16.5%
Other	366	155	136.1%	187	95.7%
Distributed License Fees	23,219	15,881	46.2%	18,809	23.4%
Mainframe License Fees	22,394	34,229	(34.6%)	14,521	54.2%
Total Software License Fees	45,613	50,110	(9.0%)	33,330	36.9%

Maintenance and Subscription Fees:
Distributed Products	26,810	26,675	0.5%	26,127	2.6%
Mainframe Products	77,541	83,059	(6.6%)	77,360	0.2%
Subscription (Gomez)	17,656	-	N/A	13,272	33.0%
Total Maintenance and Subscription Fees	122,007	109,734	11.2%	116,759	4.5%

Total Products Revenue:
Distributed Products	50,029	42,556	17.6%	44,936	11.3%
Mainframe Products	99,935	117,288	(14.8%)	91,881	8.8%
Subscription (Gomez)	17,656	-	N/A	13,272	33.0%
Total Products Revenue	$167,620	$159,844	4.9%	$150,089	11.7%

Subscription (Gomez) - proforma basis	$17,656	$13,625	29.6%	$13,272	33.0%

Total Product Revenue by Geography
North America	$97,131	$88,285	10.0%	$83,951	15.7%
International	$70,489	$71,559	(1.5%)	$66,138	6.6%

Total Cost of Product Revenue	$94,932	$84,631	12.2%	$95,948	(1.1%)

Deferred License Fees
Current	$43,790	$52,637	(16.8%)	$46,168	(5.2%)
Long-term	$33,370	$47,027	(29.0%)	$36,424	(8.4%)

Deferred During Quarter	$5,619	$12,155	(53.8%)	$7,000	(19.7%)
Recognized During Quarter	$15,584	$18,631	(16.4%)	$15,271	2.0%

Professional Services:
Professional Services Segment Fees	$46,087	$48,532	(5.0%)	$45,157	2.1%
Application Services Segment Fees	12,162	9,553	27.3%	11,239	8.2%
Total Professional Services Fees	$58,249	$58,085	0.3%	$56,396	3.3%

Professional Services Segment Contribution Margin	12.5%	11.7%		10.9%
Application Services Segment Contribution Margin	9.9%	6.9%		6.8%
Total Professional Services Fees Contribution Margin	11.9%	10.9%		10.1%

Billable Professional Services Segment Headcount	1,159	1,280	(9.5%)	1,171	(1.0%)
Application Services Segment Headcount	345	277	24.5%	309	11.7%

Other:
Total Company Headcount	4,290	4,151	3.3%	4,256	0.8%

Total DSO (Billed)	66.6	63.3		64.3
Total DSO	172.7	168.3		174.3

COMPUWARE CORPORATION AND SUBSIDIARIES
PRODUCT COMMITMENTS
(In Thousands)

	QUARTER ENDED
	SEPTEMBER 30,	JUNE 30,	SEPTEMBER 30,
	2010	2010	2009

License fees	$45,613	$33,330	$50,110

Change in deferred license fees	(9,965)	(8,271)	(6,476)

License contracts entered into during period	35,648	25,059	43,634

Maintenance and subscription fees	122,007	116,759	109,734

Change in deferred maintenance and subscription fees	(33,029)	(57,515)	(16,656)

Maintenance and subscription contracts & renewals entered into during period	88,978	59,244	93,078

Total products commitments during period	$124,626	$84,303	$136,712

A significant portion of the company's product software revenue is recognized ratably over the contractual term of the arrangement. Therefore, to supplement the understanding of Compuware's software business, we believe it is important to also consider the amount of product commitments, which represents the full contractual value of each product software arrangement entered into during the reporting period.